Exhibit 16

June 26, 2009

Securities and Exchange Commission

Office of the Chief Accountant

100 F Street, NE

Washington, DC 20549

RE:	Watsco, Inc.
File No. 1-5581

Dear Sir or Madam:

We have read Item 4.01 of Form 8-K of Watsco, Inc. dated June 22, 2009, and agree with the statements concerning our Firm contained therein.

Very truly yours,

/s/ Grant Thornton LLP